SECURITIES AND EXCHANGE COMMISSION
                     Washington, D.C. 20549

                            FORM 8-K

                         CURRENT REPORT

             Pursuant to Section 13 or 15(d) of the
                Securities Exchange Act of 1934


         Date of Report (Date of earliest event reported):

                        January 30, 2003

                  -------------------------------

                           Cadiz Inc.
     (Exact name of Registrant as specified in its charter)


                            Delaware
         (State or other jurisdiction of incorporation)


                0-12114                        77-0313235
        (Commission File Number)   (IRS Employer Identification No.)


100 Wilshire Boulevard, Suite 1600, Santa Monica, CA   90401
(Address of principal executive offices)             (Zip Code)


Registrant's telephone number, including area code: (310) 899-4700


ITEM 5.  OTHER EVENTS
         ------------
        Sun World International, Inc. ("Sun World"), a Delaware corporation and wholly-owned subsidiary of the Registrant, and three of Sun World's wholly-owned subsidiaries, Coachella Growers and Sun World/Rayo, both California corporations and Sun Desert, Inc., a Delaware corporation, each filed a voluntary petition for Chapter 11 bankruptcy protection in the U.S. Bankruptcy Court, Central District of California, Riverside Division on January 30, 2003. Information regarding the bankruptcy filings is more fully set forth in the press release dated January 30, 2003 issued by the Registrant and attached hereto as Exhibit 99.1.


ITEM 7.  EXHIBITS
         --------

        99.1   Press Release dated January 30, 2003


                           SIGNATURES

     Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

                              Cadiz Inc.



                              By:  /s/ Jennifer Hankes Painter
                                  -------------------------------
                                  Jennifer Hankes Painter
                                  General Counsel and Corporate
                                  Secretary


Dated:  January 31, 2003